SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                 October 29, 1998
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              4400 NE 77th Avenue, Vancouver, WA                  98662
------------------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)


                                  (360)816-3000
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.
________________________________________________________________________________


This report is being filed to make available the following press release dated October 29, 1998.


________________________________________________________________________________

     ELECTRIC LIGHTWAVE REPORTS CONTINUED GROWTH WITH THIRD QUARTER RESULTS

* REVENUE UP 20% FROM 1998 SECOND QUARTER, 50% FROM 1997 THIRD QUARTER * SALES FORCE INCREASES 29% FROM 1998 SECOND QUARTER, 175% FROM 1997 THIRD QUARTER
________________________________________________________________________________

VANCOUVER, Wash., Oct. 29, 1998 -- Electric Lightwave, Inc. (Nasdaq: ELIX), a leading facilities-based integrated communications provider, today announced continued rapid revenue growth and further progress on its strategic development for the third quarter ended September 30, 1998.

     Revenues for the latest quarter were $25.7 million, or 50% above revenues of $17.1 million in the third quarter of 1997 and 20% above second quarter 1998 revenues of $21.4 million. The company's loss before interest, taxes, depreciation and amortization (EBITDA loss), excluding operating lease expense, was $13.5 million in the third quarter this year, compared with $2.3 million in the third quarter a year ago and $10.9 million in this year's second quarter. The net loss in the 1998 third quarter was $18.4 million or $0.37 per share, compared with a net loss of $5.9 million or $0.14 per share in the prior year's third quarter.

     "Our sequential revenue growth accelerated in the third quarter, as we said it would at the end of the second quarter," commented Dave Sharkey, president and chief operating officer of Electric Lightwave. "In line with our plans, local dial tone revenue and enhanced data services continued to be the strongest contributors to our revenue growth. During the quarter, we expanded our sales force to 146 people from 53 a year ago. That total will continue to grow to over 160 by the end of this year and will contribute to further top-line growth. We also announced initial enhanced data services and the opening of a sales office for customers in Las Vegas, as well as implementation of the largest, ringed Synchronous Optical Network (SONET) in the western U.S."

     In the third quarter of 1998, local dial tone revenue, including ISDN service, was $10.0 million, up 245% from the third quarter a year ago and up 29% from the second quarter of this year. Enhanced services revenue, which includes frame relay, internet, asynchronous transfer mode (ATM) and LAN-to-LAN services, was $4.2 million, or 77% above last year's third quarter and 22% above this year's second quarter. Access line equivalents at the end of the quarter were 62,657, an increase of 155% over the end of last year's third quarter and 15% over the end of the second quarter of this year. 99% of those access line equivalents are on-switch, representing high asset utilization for Electric Lightwave.

     For the nine months ended September 30, 1998, Electric Lightwave's revenue was $67.2 million, or 61% above the first nine months of 1997. The EBITDA loss, excluding operating lease expenses, for the first three quarters of 1998 was $32.9 million, compared to $13.9 million a year ago. The net loss for the year-to-date period in 1998 was $47.9 million or $0.91 per share (before the cumulative effect of a change in an accounting principle), compared with a net loss of $26.0 million or $0.62 per share a year earlier.

     "In the last few years, Electric Lightwave has been building the physical assets and the corporate infrastructure to support a much larger company," concluded Sharkey. "We are now at the point where we can accelerate our revenue growth further to take advantage of that foundation and the exciting market opportunities in front of us. Our strategy targets expanded market penetration in our growing western core cities, excellent data communications services and expansion of our products and geographic reach. The opportunities are large, and we are taking the operating steps to capitalize on them."

     Electric Lightwave is a facilities-based integrated communications provider offering data, internet access and broadband transport services to businesses nationwide. In the western U.S., the company is a full-service provider offering local and long distance telephone service, videoconferencing and prepaid services to business customers. As of September 30, the company serves 84 municipalities with 62,657 access line equivalents, 2,782 route miles and 711 on-net buildings connected. The company has interconnected its market clusters with owned and leased long-haul fiber optic networks.

     This press release contains forward-looking statements that are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the Company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the Company's markets, success in overall strategy, changes in legal and regulatory policy, relations with Incumbent Local Exchange Carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, the Company's ability to identify future markets and successfully expand existing ones and the mix of products and services offered in the Company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the Company or on its behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.



                            Electric Lightwave, Inc.
                            Statements of Operations
                      (In thousands, except per share data)

                                                                                          Three Months Ended
                                                                     ---------------------------------------------------------------
                                                                       September 30, 1998    June 30, 1998        September 30, 1997
                                                                     ---------------------   ---------------  ----------------------
Revenues                                                                      $    25,664         $  21,443             $   17,078

Operating Expenses:
     Network Access                                                                12,317             9,860                  7,341

     Operating Expenses                                                             7,308             6,528                  3,467

     Depreciation and Amortization                                                  4,090             3,780                  1,998

     Selling, General and Administrative                                           21,243            17,588                  9,980
                                                                     ---------------------   ---------------   --------------------
                Total Operating Expenses                                           44,958            37,756                 22,786
                                                                     ---------------------   ---------------   --------------------

Loss from Operations                                                             (19,294)          (16,313)                (5,708)

Interest Expense, Net                                                               2,742            1,467                    211
                                                                     ---------------------   ---------------   --------------------

     Net Loss Before Income Taxes and Cumulative Effect of
          Change in Accounting Principle                                         (22,036)          (17,780)                (5,919)

Income Tax Benefit                                                                (3,631)           (3,022)                      -
                                                                     ---------------------   ---------------   --------------------

     Net Loss Before Cumulative Effect of a
          Change in Accounting Principle                                         (18,405)          (14,758)                (5,919)

Cumulative Effect of Change in Accounting Principle                                    -                 -                       -
                                                                     ---------------------   ---------------   --------------------

     Net Loss                                                                $   (18,405)        $ (14,758)             $  (5,919)
                                                                     =====================   ===============   ====================

     EBITDA*                                                                 $   (13,533)        $ (10,894)             $  (2,314)
                                                                     =====================   ===============   ====================

Weighted average shares outstanding                                                49,711           49,694                 41,685

Net Loss Per Common Share:
     Basic                                                                   $     (0.37)         $  (0.30)              $  (0.14)
     Diluted                                                                 $     (0.37)         $  (0.30)              $  (0.14)




    *Excludes operating lease expenses of $1,671, $1,639, and $1,396 for the three months ended September 30, 1998, June 30, 1998, and September 30, 1997, respectively.


                                            Electric Lightwave, Inc.
                                            Statements of Operations
                                      (In thousands, except per share data)

                                                                                  Nine Months Ended
                                                                     ---------------------------------------------
                                                                         September 30,1998      September 30, 1997
                                                                     ----------------------   --------------------
Revenues                                                                      $     67,164             $   41,843

Operating Expenses:
     Network Access                                                                 31,389                 19,287
     Operating Expenses                                                             19,082                 11,990
     Depreciation and Amortization                                                  11,754                  7,601
     Selling, General and Administrative                                            54,206                 28,487
                                                                     ----------------------   --------------------
                Total Operating Expenses                                           116,431                 67,365
                                                                     ----------------------   --------------------

Loss from Operations                                                              (49,267)               (25,522)

Interest Expense, Net                                                                4,953                    513
                                                                     ----------------------   --------------------

     Net Loss Before Income Taxes and Cumulative Effect of a Change
          in Accounting Principle                                                 (54,220)               (26,035)

Income Tax Benefit                                                                 (9,102)                     -
                                                                     ----------------------   --------------------

     Net Loss Before Cumulative Effect of a Change in
          Accounting Principle                                                    (45,118)               (26,035)

Cumulative Effect of Change in Accounting Principle
                                                                                     2,817                      -
                                                                     ----------------------   --------------------

     Net Loss                                                                $    (47,935)           $   (26,035)
                                                                     ======================   ====================

     EBITDA*                                                                 $    (32,882)           $   (13,892)
                                                                     ======================   ====================

Weighted average shares outstanding                                                 49,697                 41,685

Net Loss Before Cumulative Effect of Change in Accounting
        Principle per Common Share:
     Basic                                                                    $     (0.91)            $    (0.62)
     Diluted                                                                  $     (0.91)            $    (0.62)

Net Loss Per Common Share:
     Basic                                                                    $     (0.96)            $    (0.62)
     Diluted                                                                  $     (0.96)            $    (0.62)


    *Excludes operating lease expenses of $4,631 and $4,029 for the nine months ended September 30, 1998 and September 30, 1997, respectively.


                                            Selected Financial & Operating Data
                                       (In thousands except selected operating data)


                                                        September 30, 1998          June 30, 1998         September 30, 1997
                                                       --------------------       -----------------       -------------------

Selected Financial Data

Property, Plant & Equipment - Owned                              $462,844                 $396,080                  $249,499
Property, Plant & Equipment - Leased                             $108,541                 $108,541                  $ 87,426
                                                       --------------------       -----------------       -------------------
             Total                                               $571,385                 $504,621                  $336,925

Selected Operating Data
Markets                                                                 9                        9                         5
Municipalities                                                         84                       83                        59
Route Miles                                                         2,782                    2,656                     2,087
Fiber Miles                                                       156,949                  153,002                   123,257
Buildings Connected                                                   711                      682                       540
Switches:
             Voice                                                      7                        7                         5
             Internet Routers                                          21                       18                        11
             ATM                                                       10                        9                         -
             Frame Relay                                               22                       22                        17
Access Lines                                                       62,657                   54,490                    24,544
Access Lines/Switch                                                 8,951                    7,784                     4,909
% on Switch                                                           99%                      98%                       95%
Employees                                                           1,010                      841                       482
Customers                                                           1,475                    1,330                     1,085

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           _____________________________
                           Vice President and Controller



Date:     October 30, 1998